UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report: August 20, 2010

Sen Yu International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-12792	84-0916585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1077 Ala Napunani Street, Honolulu, HI	96818
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  808-429-5954

                              China Swine Genetics, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8. OTHER EVENTS

On or about August 12, 2010, a complaint was filed in the Supreme Court of New York County (the “Complaint”) against Sen Yu International Holdings, Inc., f/n/a China Swine Genetics, Inc. (the “Company”).  The lawsuit was brought by entities and individuals (the “Plaintiffs”) who hold  $715,000 out of the $2,156,000 10% Secured Convertible Notes issued by the Company on February 22, 2010 (the “Notes”), and alleges breach of the Notes by the Company due to the alleged late payment of the interest on the Notes.

As the Company previously disclosed in its Current Report on Form 8-K filed on July 8, 2010, on July 2, 2010, the Company received a written notice of acceleration (the “Notice”) from Primary Capital LLC, who alleged itself to be the agent for the holders of the Notes alleging an event of default under the Notes.

In the Complaint, the Plaintiffs request that the court, among other things:
1.	award damages against the Company in an amount to be proven at trial which the Plaintiffs believe to be in excess of $1,100,000;
2.	order specific performance of the Company to issue warrants for the purchase of approximately 476,666 shares of the Company’s common stock at an exercise price of $1.50;
3.	order specific performance of the Company to accept Plaintiffs’ appointments of officers and directors of the Company and its subsidiary; and
4.	award Plaintiffs costs, disbursements and attorneys’ fees in connection with the action.

The Company believes the allegations against it are without merit and intends to vigorously defend itself against such action, as well as pursue its claims against certain of the Plaintiffs and third parties to be determined. The case is filed as Case Number 651258/2010 and a copy of the Complaint can be obtained from the Supreme Court of The State of New York, County of New York.

CAUTIONARY NOTE ON FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibit hereto and the statements of representatives and partners of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, the Company’s results of operations in the future, may differ significantly from those set forth in the forward-looking statements.  Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 20, 2010	Sen Yu International Holdings, Inc.

By: /s/ Zhenyu Shang
Name: Zhenyu Shang
Title: Chairman and Chief Executive Officer